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                                                                    EXHIBIT 99.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-41090), Form S-3 (No. 333-46870) and Form S-3 (No. 333-53006) of Newport Corporation of our report dated February 2, 2001 relating to the financial statements of Kensington Laboratories, Inc., which appears in the Current Report on Form 8-K of Newport Corporation dated February 2, 2001.


/s/ PricewaterhouseCoopers LLP
San Jose, California
April 18, 2001